SCHEDULE 14A

                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the registrant [X]

Filed by a party other than the registrant [  ]

Check the appropriate box:

[ ] Preliminary proxy statement.         [ ] Confidential, for use of the
                                             Commission only
                                             (as permitted by Rule 14a-6(e)(2)).
[X] Definitive proxy statement.

[ ] Definitive additional materials.

[ ] Soliciting material under Rule 14a-12.

                               Celsion Corporation
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

----------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:

----------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): (4) Proposed maximum aggregate value of transaction:

----------------------------------------------------------------

(5) Total fee paid:

----------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

----------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

----------------------------------------------------------------

(2) Form, schedule or registration statement no.:

----------------------------------------------------------------
(3) Filing party:

----------------------------------------------------------------
(4) Date filed:

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




                               CELSION CORPORATION
                            10220-I OLD COLUMBIA ROAD
                          COLUMBIA, MARYLAND 21046-1705

                           ---------------------------


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                      TO BE HELD TUESDAY, FEBRUARY 18, 2003

                           ---------------------------


To Our Stockholders:

         Notice is hereby given that the annual meeting (together with any adjournments, postponements or reschedulings thereof, the "Meeting") of the stockholders of Celsion Corporation (the "Company") will be held at ten o'clock AM local time on Tuesday, February 18, 2003, at the Company's offices, located at 10220-I Old Columbia Road, Columbia, Maryland 21046-1705 for the following purposes:

         (1) To elect one Class II Director, to serve for a term of three years;

         (2) To ratify the selection of Stegman & Company as the Company's independent public accountants for the fiscal year ending September 30, 2003; and

         (3) To consider any other matters that may properly come before the Meeting.

         The close of business on Wednesday, January 8, 2003 has been fixed as the record date for the determination of stockholders of the Company entitled to notice of and to vote at the Meeting. Only stockholders of record at the close of business on January 8, 2003 are entitled to notice of, and to vote at, the Meeting. In the event there are not sufficient votes to constitute a quorum or to approve or ratify any of the foregoing proposals at the time of the Meeting, the Meeting may be adjourned or postponed in order to permit further solicitation of proxies by the Company.

         All stockholders are cordially invited to attend the Meeting in person. However, whether or not you expect to attend, please complete, sign, date and return the enclosed Proxy as promptly as possible in the envelope provided for that purpose. Returning your Proxy will ensure your representation and help to ensure the presence of a quorum at the Meeting. You may attend the Meeting and vote your shares in person even if you send in your Proxy, since your proxy is revocable as set forth in the accompanying Proxy Statement.


                                      By Order of the Board of Directors

                                      /s/ John Mon
                                      ----------------------------------
                                          John Mon
                                          Secretary

January 10, 2003
Columbia, Maryland

WHETHER OR NOT YOU INTEND TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED PRE-ADDRESSED AND POSTAGE-PAID ENVELOPE.

                               CELSION CORPORATION
                                 PROXY STATEMENT
                                 --------------


                 SOLICITATION OF PROXY, REVOCABILITY AND VOTING


GENERAL

         This Proxy Statement is being furnished in connection with the solicitation, by the Board of Directors of Celsion Corporation (the "Company" or "Celsion"), of proxies to be used at the Annual Meeting of Stockholders (together with any adjournments, postponements or reschedulings thereof, the "Meeting") to be held at ten o'clock AM local time on Tuesday, February 18, 2003, at the Company's offices at 10220-I Old Columbia Road, Columbia, Maryland 21046-1705 for the purposes set forth in the accompanying Notice of the Meeting.

         Only stockholders of record at the close of business on Wednesday, January 8, 2003, the record date, are entitled to notice of and to vote at the Meeting. As of such date, there were 97,622,556 shares of common stock of the Company issued and outstanding. Each share of common stock is entitled to one vote on each matter submitted to the stockholders at the Meeting. If you were a stockholder as of the record date, you are entitled to vote at the Meeting, and your presence in person at the Meeting is desired and encouraged. IF YOU CANNOT BE PRESENT AT THE MEETING, THE BOARD OF DIRECTORS REQUESTS THAT YOU COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN ORDER TO ENSURE THE PRESENCE OF A QUORUM AT THE MEETING. A pre-addressed and postage-paid return envelope is enclosed for your convenience.

         The Company's offices are located at 10220-I Old Columbia Road, Columbia, Maryland 21046-1705, and its telephone number is (410) 290-5390 or
(800) 262-0394 (toll free). This Proxy Statement and accompanying Proxy and the Company's Annual Report on Securities and Exchange Commission Form 10-K are first being sent to the stockholders on or about January 17, 2003.

         Election of the Director will be by plurality vote. The presence in person or by proxy of a majority of all outstanding shares of common stock will constitute a quorum. In the event that the number of shares represented at the Meeting in person or by proxy is less than a quorum, the persons named in the accompanying Proxy will vote FOR an adjournment of the Meeting.

         Stockholder votes will be tabulated by Automated Data Processing, Inc. Shares represented at the Meeting in person or by proxy but not voted will nevertheless be counted for purposes of determining the presence of a quorum. Abstentions and broker non-votes (shares which a broker or nominee has indicated it does not have discretionary authority to vote) on a particular matter will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but will be disregarded for purposes of determining the decision of the stockholders with respect to such matter.


PROXIES

         If the enclosed Proxy is properly dated, signed and returned, choices are specified therein and the Proxy is not revoked, the shares represented thereby will be voted at the Meeting in accordance with the instructions indicated on the Proxy. If no choice is specified as to a matter, the Proxy will be voted as recommended by the Board of Directors.


REVOCABILITY OF PROXIES

         Any stockholder giving a proxy prior to the Meeting may revoke it either by attending the Meeting and voting his or her shares in person or by delivering to the Company, not later than the commencement of the Meeting, a letter or other suitable instrument of revocation or a later dated proxy, duly executed by the stockholder.

SOLICITATION

         The Company will bear the entire cost of preparing, assembling, printing and mailing this Proxy Statement, the accompanying Proxy and the Company's Annual Report on Form 10-K, as well as any additional material which may be furnished to stockholders. Copies of the solicitation materials will be furnished to brokerage houses, fiduciaries and custodians to forward to beneficial owners of stock held in the names of such nominees. The solicitation of proxies will be by mail and direct communication with certain stockholders or their representatives by officers, Directors and employees of the Company, who will receive no additional compensation therefor.


 PLEASE COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED
        PRE-ADDRESSED AND POSTAGE-PAID ENVELOPE AS PROMPTLY AS POSSIBLE.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information known to the Company regarding the beneficial ownership of its common stock as of January 8, 2003 by:

    - each person or group known by the Company to own beneficially more than 5% of its outstanding common stock;

    -    each of its Directors and each  executive  officer named in the Summary
         Compensation    Table   appearing   under   the   heading    "Executive
         Compensation"; and

    -    its Directors and executive officers, as a group.

         Celsion has determined beneficial ownership in accordance with the rules of the Securities and Exchange Commission. Unless otherwise indicated, the persons included in the table have sole voting and investment power with respect to all shares shown to be beneficially owned thereby. Shares of common stock subject to options that are currently exercisable or that become exercisable within 60 days of January 8, 2003 are treated as outstanding and beneficially owned by the holder of such options. However, these shares are not treated as outstanding for purposes of computing the percentage ownership of any other person.

                                                                                NUMBER OF
                                                                            COMMON SHARES           PERCENT OF
                                                                             BENEFICIALLY          COMMON SHARES
                         NAME AND ADDRESS* OF BENEFICIAL OWNER                OWNED(1)            OUTSTANDING(2)
                -------------------------------------------------------   -------------------  -----------------
                                      Augustine Y. Cheung(3)                        6,353,843          6.45
                                      John Mon(4)                                   1,219,955          1.24
                                      Max E. Link(5)                                  707,186          **
                                      Gary W. Pace                                          0          **
                                      Claude Tihon(6)                                 270,997          **
                                      Kris Venkat(7)                                  360,959          **
                                      Anthony P. Deasey(8)                          1,023,334          1.04
                                      Daniel S. Reale(9)                              341,667          **
                                      Directors and Executive Officers,
                                      as a  group  (8  individuals)                10,277,941        10.45



-----------

    * The address of each of the persons named is c/o Celsion Corporation, 10220-I Old Columbia Road, Columbia, MD 21046-1705.

    ** Less than 1%.

    (1) Except as noted above, this share ownership information does not give effect to outstanding options and warrants, shares reserved for issuance under the Company's stock option plans, or shares of preferred stock which are convertible into shares of common stock. Outstanding options, warrants and shares of preferred stock do not carry voting rights.

    (2) Based on 97,622,556 shares of common stock outstanding as of January 8, 2003.

    (3) Excludes 1,000,000 shares of common stock owned through the Augustine Y. Cheung and Fee-Wah Cheung 2001 Family Trust, as to which Mr. and Mrs. Cheung have no voting or dispositive power and, therefore, do not have beneficial ownership. Includes 816,667 shares of common stock underlying currently exercisable options.

    (4) Includes 871,667 shares of common stock underlying currently exercisable options.

    (5) Includes 250,000 shares of common stock underlying currently exercisable options.

    (6) Includes 161,000 shares of common stock underlying currently exercisable options.

    (7) Includes 300,000 shares of common stock underlying currently exercisable options.

    (8) Includes 871,667 shares of common stock underlying currently exercisable options.

    (9) Includes 341,667 shares of common stock underlying currently exercisable options.


                          COMPLIANCE WITH SECTION 16(a)
               OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and Directors and persons who own more than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership of such equity securities with the Securities and Exchange Commission. Officers, Directors, and greater than 10% stockholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) reports they file. Based solely on a review of the copies of such reports and certain representations which may have been furnished to the Company during or with respect to the Company's fiscal year ended September 30, 2002, the Company believes that, during such fiscal year, all applicable Section 16(a) filing requirements were met by the Company's officers and Directors. The Company has no stockholders who hold 10% or more of its common stock, the only class of its registered equity securities.


                        PROPOSAL 1: ELECTION OF DIRECTORS


GENERAL

         The Certificate of Incorporation of the Company provides that the number of Directors that constitutes the whole Board of Directors is to be fixed by, or in the manner provided in, the Company's Bylaws. The Certificate of Incorporation also provides that the Board of Directors is to be divided into three classes, designated as Class I, Class II and Class III. The Bylaws of the Company provide that the Board of Directors is to consist of between three and nine Directors, with the exact number to be fixed by action of the Board. The Board has fixed the current number of directors at six.

         Dr. Gary W. Pace was appointed by the Board of Directors to fill the remainder of the term of Dr. LaSalle Leffall, the Class II Director who resigned in September 2002. Dr. Pace's term expires in 2003 and he has been nominated to stand for election to a full three-year term at the Meeting. The terms of the Class I Directors (Mr. John Mon and Dr. Claude Tihon) and the Class III Directors (Drs. Augustine Y. Cheung, Max E. Link and Kris Venkat) will expire with the election and qualification of Directors at the annual meetings of stockholders in 2005 and 2004, respectively. At each annual meeting of stockholders, the Directors elected to succeed those whose terms are expiring succeed to the same class as the Directors they replace and such new Directors are elected for a term to expire at the third annual meeting of stockholders after their election and when their successors are duly elected and qualified. A Director of any class who is elected to fill a vacancy resulting from an increase in the number of Directors would hold office for the remaining term of the class to which he or she is elected and a Director who is elected to fill a vacancy arising in any other manner would hold office for the remaining term of his or her predecessor.

         The Board of Directors has nominated Dr. Gary W. Pace to stand for election to the Board of Directors as the Class II Director, with a term expiring at the 2006 annual meeting of stockholders. The proxies named in the Proxy provided with this Proxy Statement intend to vote for the election of Dr. Pace unless otherwise instructed. If a stockholder does not wish his or her shares to be voted for Dr. Pace, the stockholder must identify the exception in the appropriate space provided on the Proxy, in which event the shares will not be voted for him. In the event that Dr. Pace becomes unavailable, which is not expected, the designated proxies will vote in their discretion for a substitute nominee, or the Board may reduce the number of Directors.


RECOMMENDATION

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE NOMINEE LISTED ABOVE.

DIRECTORS AND EXECUTIVE OFFICERS

    Set forth  below is certain  information  regarding  the  Company's  current
Directors and the nominee, as well as the Company's non-Director executive officers.

                                  NAME                   AGE                     POSITION(s)
                    -------------------------------    --------    ------------------------------------------
                        Max E. Link.................      62       Chairman

                        Augustine Y. Cheung........       55       President, Chief Executive Officer, Chief
                                                                   Scientific Officer and Director

                        John Mon...................       50       Vice President-New Business Development,
                                                                   Secretary, General Manager and Director

                        Claude Tihon...............       58       Director

                        Kris Venkat................       56       Director

                        Gary W. Pace...............       55       Director

                        Anthony P. Deasey..........       53       Executive Vice President-Finance and
                                                                   Administration and Chief Financial Officer

                        Daniel S. Reale............       48       Executive Vice President and President - BPH
                                                                   Division


         Each executive officer is elected by, and serves at the pleasure of, the Board of Directors.

         Following is the biographical summary for the nominee proposed for election as the Class II Director of the Company at the Meeting and for each of the continuing Class I and Class III Directors and each non-Director executive officer.

CLASS II DIRECTOR NOMINEE (TERM EXPIRES IN 2006)

         DR. GARY W. PACE. Dr. Pace is currently Chairman and Chief Executive Officer of QrxPharma Pty Ltd., a development stage biopharmaceutical company and a Visiting Scientist at the Massachusetts Institute of Technology (MIT). He also serves as a director of ResMed (NYSE:RMD), Transition Therapeutics Inc. (CDNX:TTH), Protiveris Inc., and CTour A/S. From 1995 to 2001, Dr. Pace was President and Chief Executive Officer of RTP Pharma, and, from 2000 to 2002, Dr. Pace was Chairman and Chief Executive Officer of Waratah Pharmaceuticals Inc., a spin-off company from RTP Pharma. From 1993 to 1994, he was the founding President and Chief Executive Officer of Transcend Therapeutics Inc. (formerly Free Radical Sciences Inc.), a biopharmaceutical company. From 1989 to 1993, he was Senior Vice President of Clintec International, Inc., a Baxter/Nestle joint venture and manufacturer of clinical nutritional products. Dr. Pace holds a B.Sc. with honors from the University of New South Wales and a Ph.D. from MIT.

CLASS I DIRECTORS (TERMS EXPIRE IN 2005)

         JOHN MON. Mr. Mon has been employed by the Company since 1986, and has served as the Company's Vice President--New Business Development since 2000, Treasurer and General Manager of the Company since 1989, and Secretary and a Director since 1997. During the first two years of his employment with the Company, Mr. Mon was responsible for the Company's filings with the U.S. Food and Drug Administration (FDA), which resulted in obtaining pre-marketing approval for the Company's Microfocus 1000 treatment system. From 1983 to 1986, he was an economist with the U.S. Department of Commerce, in charge of forecasting business sales, inventory and prices for all business sectors in the estimation of Gross National Product (GNP). Mr. Mon holds a B.S. degree from the University of Maryland. Mr. Mon is the brother-in-law of Dr. Augustine Y. Cheung, a Director and executive officer of the Company.

         DR. CLAUDE TIHON. Dr. Tihon has served as a Director of the Company since 1999. Since 1995, he has been President and Chief Executive Officer of ContiCare Medical, Inc., a medical device company engaged in developing urological products to manage women's stress incontinence and men's prostate obstruction. From 1987 to 1995, Dr. Tihon served in numerous positions with Pfizer Inc., culminating in his appointment as Vice President of Research and Technology Assessment and Manager of the Endourology Strategic Business Unit of

American Medical Systems, Inc., a Pfizer Inc. subsidiary. From 1983 to 1987, Dr. Tihon served as Director of Cellular Diagnostics Development of Miles Scientific, a division of Miles Laboratories. From 1979 to 1983, Dr. Tihon served as Senior Research Scientist and Assistant Director of Clinical Cancer Research of Bristol Laboratories, a division of Bristol-Myers Squibb Company. Dr. Tihon holds a Ph.D. in Pathology from Columbia University.

CLASS III DIRECTORS (TERMS EXPIRE IN 2004)

         DR. AUGUSTINE Y. CHEUNG. Dr. Cheung has been President and Chief Executive Officer of the Company since October 2001 and has served as a Director and Chief Scientific Officer since 1982. Dr. Cheung was the founder of the Company and previously served as President from 1982 to 1986 and Chief Executive Officer from 1982 to 1996. From 1982 to 1985, Dr. Cheung also was a Research Associate Professor of the Department of Electrical Engineering and Computer Science at George Washington University and, from 1975 to 1981, he was a Research Associate Professor and Assistant Professor at the Institute for
Physical Science and Technology and the Department of Radiation Therapy at the University of Maryland. Dr. Cheung holds a Ph.D. and a Masters degree from the University of Maryland. Dr. Cheung is the brother-in-law of John Mon, a Director and executive officer of the Company.

         DR. MAX E. LINK. Dr. Link has served as a Director of the Company since 1997 and has been the Chairman of the Board of Directors since October 2001. Dr. Link currently provides consulting and advisory services to a number of pharmaceutical and biotechnology companies. From 1993 to 1994, Dr. Link served as Chief Executive Officer of Corange, Ltd., a life science company that was subsequently acquired by Hoffman-LaRoche. From 1971 to 1993, Dr. Link served in numerous positions with Sandoz Pharma AG, culminating in his appointment as Chairman of their Board of Directors in 1992. Besides his position as Chairman and Chief Executive Officer of Centerpulse Ltd., Dr. Link serves on the Boards of Directors of Human Genome Sciences, Inc. (Nasdaq:HGSI), Alexion Pharmaceuticals, Inc. (Nasdaq:ALXN), Cell Therapeutics, Inc. (Nasdaq:CTIC), Access Pharmaceuticals, Inc. (AMEX: AKC), Protein Design Labs, Inc. (Nasdaq:
PDLI), Discovery Laboratories, Inc. (Nasdaq:DSCO), Columbia Laboratories, Inc. (AMEX: COB) and Cytrx Corporation (Nasdaq:CYTR). Dr. Link holds a Ph.D. in Economics from the University of St. Gallen (Switzerland).

         DR. KRIS VENKAT. Dr. Venkat has been a Director of Celsion since May 2001. Since 2000, he has been Chief Executive Officer and Chairman of the Board of Sundari Enterprises, Inc. He has also been Chairman of the Board of Provid Pharmaceuticals, Inc. (since 2001), Morphochem, Inc. (since 2000), and Automated Cell, Inc. (since 2000), as well as two companies based in Germany, Accentua AG (since 2001) and Juelich Enzyme Products, GmbH (since 1996). Dr. Venkat is a Director of Sequenom Inc. (Nasdaq:SQNM), Genomics USA, Inc., and Strand Genomics Private Limited, and Vice Chairman of Transvivo, Inc. Dr. Venkat is also a Senior Investment Adviser to TVM Techno Venture Management, Germany. From 1992 to 2000, he served as Chairman of the Board and Chief Executive Officer of Phyton, Inc. and, from 1993 to 2000, as Chairman of the Board and Managing Director of its wholly owned German subsidiary, Phyton, GmbH. From 1990 to 1991, Dr. Venkat was President and Chief Executive Officer of Genmap, Inc. Dr. Venkat is a Visiting Professor of Chemical and Biochemical Engineering at Rutgers University. He has held visiting faculty positions at Yale University, Dartmouth College, Anna University in India and University College, Galway in Ireland. From 1986 to 1998, Dr. Venkat served as an advisor to the government of India on biotechnology development. Dr. Venkat holds a Ph.D. and a Masters degree in Chemical and Biochemical Engineering from Rutgers University.


NON-DIRECTOR EXECUTIVE OFFICERS

         ANTHONY P. DEASEY. Mr. Deasey is currently Executive Vice President - Finance and Chief Financial Officer of the Company. Mr. Deasey joined the
Company as Senior Vice President - Finance and Chief Financial Officer on November 27, 2000 and became Executive Vice President - Finance in February 2002. Prior to joining Celsion, he was Senior Vice President - Finance and Chief Financial officer of World Kitchen (formerly Corning Consumer Products). He also has served as Senior Vice President - Chief Financial Officer of Rollerblade Inc. and Church & Dwight Co. (NYSE: CHD). Mr. Deasey is a Chartered Accountant who gained his early experience in the international operations of Chesebrough Ponds and Price Waterhouse.

         DANIEL S. REALE. Mr. Reale has served as the Company's Executive Vice President and President - BPH Division since April 2001. he formerly was Executive Vice President of Intracel's International Operations and also worked for Coral Therapeutics, Chartwell Home Therapies and Protocare. Mr. Reale has experience as a medical industry executive and has spent his career working with entrepreneurial and start-up ventures. Mr. Reale previously helped to establish three bio-medical start-up companies (Coral Therapeutics, Chartwell Home Therapies and Protocare).

DIRECTORS' COMPENSATION

         For the year ended September 30, 2002, each of the members of the Board of Directors who was not also an officer of the Company received compensation in the form of shares of the Company's common stock with a value equal to $20,000 for his service as a Director. Dr. Max Link received additional compensation in the form of shares of the Company's common stock with a value equal to $25,000 for his service as the Chairman of the Board of Directors. The shares were valued at $0.40 per share.

         During fiscal year ended September 30, 2002, the Company granted to each of Dr. Max Link, Dr. Kris Venkat and Dr. Claude Tihon options to purchase 50,000 shares of its common stock at $0.69 per share, which vested at intervals until January 14, 2003. In addition, Dr. Kris Venkat received an option to purchase 50,000 shares of common stock at $0.92 per share, which vested on May 18, 2002 and Dr. Max Link received an option to purchase 200,000 shares of common stock at $0.55 per share, which vested at intervals until October 4, 2002.

COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors presently maintains an Audit Committee, a Compensation Committee, and a Nominating Committee. The Audit Committee's principal responsibilities are to select annually a firm of independent auditors to review the annual audit of the Company's financial statements, to assess the independence of the Company's independent auditors and to meet with the independent auditors from time to time in order to review the Company's general policies and procedures with respect to audits, accounting and financial controls. The principal responsibilities of the Compensation Committee are to establish compensation policies for the executive officers of the Company and to administer the Company's incentive plans. The Nominating Committee, which was formed subsequent to the end of fiscal year 2002, is responsible for identifying and recruiting new members of the Board of Directors when vacancies arise.

         The Nominating Committee also considers stockholders' suggestions for nominees for director (other than self-nominations). Suggestions should be submitted to the Secretary of the Company, Celsion Corporation, 10220-I Old Columbia Road, Columbia, Maryland 21046-1705. Suggestions received by the Secretary before August 31, 2003 will be considered by the Nominating Committee for nomination and election at the next succeeding meeting of stockholders.

         Drs. Link, Pace, and Tihon serve on the Audit Committee. Drs. Link, Tihon and Venkat comprise the Compensation Committee. Drs. Link, Tihon and Venkat are the members of the Nominating Committee.


MEETINGS OF THE BOARD AND ITS COMMITTEES

         During the fiscal year ended September 30, 2002, there were a total of four meetings of the Board of Directors. During the fiscal year ended September 30, 2002, the Audit Committee met five times and the Compensation Committee met six times. The Nominating Committee was formed subsequent to the end of fiscal year 2002, therefore there were no Nominating Committee meetings during fiscal year ended September 30, 2002. All Directors attended at least 75% of the meetings of the Board and of all committees of which they were members.


                          REPORT OF THE AUDIT COMMITTEE

         The following Report of the Audit Committee does not constitute soliciting material and should not be deemed to be filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this Report by reference therein.

         The Audit Committee operates under a written charter adopted by the Board on June 1, 2000, a copy of which is included as Appendix A to this Proxy Statement. Additional copies of the Audit Committee charter are available upon written request to the Company. All members of the Audit Committee meet the independence standards established by the American Stock Exchange.

         The Audit Committee assists the Board in fulfilling its responsibility to oversee management's implementation of the Company's financial reporting process. In discharging its oversight role, the Audit Committee reviewed and discussed the audited financial statements contained in the Company's Annual Report on Form 10-K for the year ended September 30, 2002 with the Company's management and independent auditor. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent auditor is responsible for expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States.

         The Audit Committee met privately with the independent auditor and discussed issues deemed significant by the auditor, including those required by Statements on Auditing Standards No. 61 and No. 90 (Communications with Audit Committees), as amended. In addition, the Audit Committee discussed with the independent auditor its independence from the Company and its management, including the matters in the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and considered whether the provision of non-audit services by the auditor was compatible with maintaining the auditor's independence.

         In reliance on the reviews and discussions outlined above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended September 30, 2002, for filing with the Securities and Exchange Commission.

                                              Members of the Audit Committee

                                              Max E. Link
                                              Claude Tihon
                                              Gary W. Pace


                             EXECUTIVE COMPENSATION

SUMMARY

         The following table sets forth the aggregate cash compensation paid, during each year in the three-year period ended September 30, 2002, to the Company's Chief Executive Officer and to each of its other executive officers whose annual salary and bonus for the fiscal year ended September 30, 2002 exceeded $100,000 (the "Named Executive Officers").


                                                      SUMMARY COMPENSATION TABLE

                                                 ANNUAL COMPENSATION                               LONG-TERM COMPENSATION AWARDS
   NAME AND PRINCIPAL        FISCAL                                   OTHER ANNUAL            RESTRICTED STOCK
        POSITION             YEAR       SALARY ($)   BONUS ($)      COMPENSATION ($)             AWARDS ($)       STOCK OPTIONS (#)
        --------             -----     -----------   ---------    ------------------             ----------       -----------------

Augustine Y. Cheung...........2002       $265,085      $11,328             $5,400                   ---           1,350,000 (3)
President and                 2001       $252,000      $20,000             $5,400                   ---                ---
  Chief Executive             2000       $220,000        ---               $3,600                   ---           1,000,000 (4)
Officer

Anthony P. Deasey.............2002       $212,413        ---               $5,400                   ---           1,150,000 (5)
Executive Vice                2001       $171,784        ---                ---                     ---           1,280,000 (6)
President - Finance and       2000         ---           ---               $4,500                   ---                ---
Administration and Chief
Financial Officer  (1)

John Mon......................2002       $131,501      $30,122              ---                     ---           500,000 (7)
Vice President - New          2001       $114,885      $20,000              ---                     ---           150,000 (8)
Business
Development and               2000       $93,068         ---                ---                     ---           300,000 (8)
Secretary

Daniel S. Reale...............2002       $256,935      $36,500             $5,400                   ---           1,000,000 (9)
Executive Vice President      2001       $119,328        ---               $2,700                   ---           900,000 (10)
and President - BPH           2000         ---           ---                ---                     ---                ---
Division(2)

(1)  Mr. Deasey joined the Company in November 2000.
(2)  Mr. Reale joined the Company in April 2001.
(3) Consists of new grants to purchase 500,000 shares and grants to purchase 850,000 shares issued in replacement of cancelled grants to purchase 1,000,000 shares.
(4) These options were cancelled and partially replaced with new options in May 2002.
(5) Consists of new grants to purchase 350,000 shares and grants to purchase 800,000 shares issued in replacement of cancelled grants to purchase 900,000 shares.
(6) 900,000 of these options were cancelled and partially replaced with new options in May 2002.
(7) Consists of new grants to purchase 100,000 shares and grants to purchase 400,000 shares issued in replacement of cancelled grants to purchase 450,000 shares.
(8) These options were cancelled and partially replaced with new options in May 2002.
(9) Consists of new grants to purchase 200,000 shares and grants to purchase 800,000 shares issued in replacement of cancelled grants to purchase 900,000 shares.
(10) These options were cancelled and partially replaced with new options in May 2002.

                        OPTION GRANTS IN FISCAL YEAR 2002

    The following table sets forth information with respect to stock options granted to each of the Named Executive Officers in fiscal year 2002. The Company has not granted any stock appreciation rights.

                                                                                                    Potential Realizable Value at
                                                                                                    Assumed Annual Rates of Stock
                                                                                                    Price Appreciation for Option
                                                                                                                 Term
                        Number of                                                                   -------------------------------
                        Securities          Percent of Total            Exercise
                        Underlying          Options/SARs Granted to     Price        Expiration
         Name           Options Granted     Employees in Fiscal Year    ($/Share)    Date                5% ($)          10%($)
         ----                               ------------------------    ---------    ----                ------          ------

Augustine Y. Cheung     800,000             27% (1)                     $0.64        May 14, 2012       $321,994         $815,996
                        400,000                                         $0.76        May 14, 2012       $191,184         $484,498
                        150,000                                         $0.67        May 14, 2012       $63,204          $160,171

Anthony P. Deasey       665,000             23% (1)                     $0.64        May 14, 2012       $267,658         $678,297
                        335,000                                         $0.76        May 14, 2012       $160,117         $405,767
                        150,000                                         $0.67        May 14, 2012       $63,204          $160,171

John Mon                185,000             10% (1)                     $0.64        May 14, 2012       $74,461          $188,699
                        165,000                                         $0.76        May 14, 2012       $78,863          $199,855
                        150,000                                         $0.92        May 14, 2012       $86,787          $219,936

Daniel S. Reale         665,000             20% (1)                     $0.64        May 14, 2012       $267,658         $678,297
                        335,000                                         $0.76        May 14, 2012       $160,117         $405,767

(1) Includes the options issued to replace the options that were granted pursuant to the employment agreements but cancelled in May 2002.

   AGGREGATED OPTION EXERCISES AND YEAR-END OPTION VALUES IN FISCAL YEAR 2002

         The following table summarizes, for each of the Named Executive Officers, the number of stock options held at September 30, 2002 and the aggregate dollar value of in-the-money unexercised options. The value of unexercised, in-the-money options at September 30, 2002 is the difference between (a) the exercise price and (b) the fair market value of the underlying stock on September 30, 2002, which was $0.40 per share, based on the closing price of the Company's common stock on that date. The options described have not been and may never be exercised, and actual gains, if any, on exercise would depend on the value of the common stock on the actual date of exercise.


                                                                   Number of Unexercised                  Value of Unexercised
                                Shares          Value                   Options at                       In-the-Money Options at
                              Acquired on     Realized              September 30, 2002                     September 30, 2002
                                                         -------------------------------------    ----------------------------------
          Name                 Exercise          ($)          Exercisable        Unexercisable        Exercisable     Unexercisable
-----------------------    ---------------  -----------  ------------------- -----------------    ------------------- --------------
    Augustine Y. Cheung....       --             --           816,667              933,333             $60,000                --
    Anthony P. Deasey......       --             --           751,667              778,333                --                  --
    John Mon...............       --             --           811,667              288,333             $90,000                --
    Daniel S. Reale........       --             --           221,667              778,333                --                  --

                         TEN-YEAR OPTION/SAR REPRICINGS

         On  March  25,  2002,  in  order  to  provide   meaningful   continuing
stock-based incentives for members of management, and in recognition of the decline in the market price of the Company's common stock, the Compensation Committee of the Board of Directors approved the cancellation of options to purchase a total of 3,250,000 shares of common stock held by the Named Executive Officers and the issuance of new options to purchase a total of 2,850,000 shares. The cancellation of options and issuance of new options to the Named Executive Officers was part of a larger repricing plan. Overall, the Company cancelled options to purchase a total of 3,625,000 shares of common stock held by the Named Executive Officers and other members of management and issued new options to purchase a total of 3,150,000 shares, resulting in a net decrease of options to purchase a total of 475,000 shares. The cancelled options had been issued to members of management pursuant to their respective employment contracts at exercise prices in excess of the current market price of the Company's Common Stock. These options consisted of options vested at the time of cancellation, as well as options with vesting dates through April 2003, and with expiration dates through April 2011. The new options consist of currently vested compensatory options, bonus options, one-third of which are currently vested and the remainder of which vest on March 31, 2003 and 2004, and performance-based awards that vest, if at all, upon achievement, by the Company, of certain specified milestones, all of which expire in May 2012. All of the new options were issued pursuant to the Company's 2001 Stock Option Plan, at exercise prices at or in excess of the market price for the Common Stock on the date of grant. The Company accounted for the repriced options using variable accounting under FASB Interpretation No. 44, Accounting for Certain Transactions Involving Stock Compensation--An Interpretation of APB Opinion No. 25. Consequently, during each reporting period the Company will record compensation expense relating to the vested portion of the repriced options to the extent that the fair market value of the Company's Common Stock exceeds the exercise price of such options.

         The following table sets forth the option cancellations and awards for the Company's executive officers:

----------------------- ---------- -------------- ------------ ------------- ------------ ----------------
Name                    Date       Number of      Market       Exercise      New          Length of
                                   Securities     Price of     Price at      Exercise     Original
                                   Underlying     Stock at     Time of       Price ($)    Option Term
                                   Options/SARs   Time of      Repricing                  Remaining at
                                   Repriced or    Repricing    ($)                        Date of
                                   Amended (#)    or                                      Repricing or
                                                  Amendment                               Amendment
                                                  ($)                                     (years)
----------------------- ---------- -------------- ------------ ------------- ------------ ----------------
----------------------- ---------- -------------- ------------ ------------- ------------ ----------------
Augustine Y. Cheung,    March 25,  800,000 (1)(3)   $0.64      $0.80 -$1.60    $0.64        8.67
President, Chief        2002        50,000 (2)(3)                              $0.76        8.67
Executive Officer,
and Chief Scientific
Officer
----------------------- ---------- -------------- ------------ ------------- ------------ ----------------
----------------------- ---------- -------------- ------------ ------------- ------------ ----------------
Anthony P. Deasey,      March 25   665,000 (1)(4) $0.64        $1.44-$2.01     $0.64        8.67
Executive Vice          2002       135,000 (2)(4)                              $0.76        8.67
President - Finance and
Administration,
Chief Financial
Officer
----------------------- ---------- -------------- ------------ ------------- ------------ ----------------
----------------------- ---------- -------------- ------------ ------------- ------------ ----------------
John Mon, Vice          March 25,  185,000 (1)(5) $0.64        $0.92-$3.55     $0.64        8.20
President - New         2002        65,000 (2)(5)                              $0.76        8.20
Business Development               150,000 (6)                                 $0.92        4.09
----------------------- ---------- -------------- ------------ ------------- ------------ ----------------
----------------------- ---------- -------------- ------------ ------------- ------------ ----------------
Daniel S. Reale,        March 25,  665,000 (1)(7) $0.64        $1.03-$1.52     $0.64        9.04
Executive Vice          2002       135,000 (2)(7)                              $0.76        9.04
President and
President - BPH Division
----------------------- ---------- -------------- ------------ ------------- ------------ ----------------

(1) Consists of bonus options, one third of which are currently vested, one third of which vest on March 31, 2003 and one third of which vest on March 31, 2004. All such options expire in May 2012.

(2)  Consists of milestone options that expire in May 2012.

(3) Options to purchase an aggregate of 850,000 shares were issued to Dr. Cheung replace options to purchase an aggregate of 1,000,000 shares of common stock with exercise prices ranging from $0.80 to $1.60 per share.

(4) Options to purchase an aggregate of 800,000 shares were issued to Mr. Deasey replace options to purchase an aggregate of 900,000 shares of common stock with exercise prices ranging from $1.44 to $2.01 per share.

(5) Options to purchase an aggregate of 400,000 shares were issued to Mr. Mon replace options to purchase an aggregate of 450,000 shares of common stock with exercise prices ranging from $0.92 to $3.55 per share.

(6)  Consists of currently vested options, all of which expire in May 2012.

(7) Options to purchase an aggregate of 800,000 shares were issued to Mr. Reale replace options to purchase an aggregate of 900,000 shares of common stock with exercise prices ranging from $1.03 to $1.52 per share.

EXECUTIVE EMPLOYMENT AGREEMENTS

         The Company is party to employment agreements with four of its senior executive officers. Certain material terms of each agreement are described in the sections under the executives' respective names. In addition, all of the employment agreements contain certain common provisions. First, they provide for a severance payment of 2.99 times the executive's base salary in the event that there is a "change of control" of the Company and (i) the executive's employment is terminated without cause or (ii) there is a material adverse change, without the executive's consent, in his working conditions or status and he terminates his employment by notice to the Company. Second, they provide that the executive's base salary will increase on an annual basis based on the greatest of 105% of the base salary for the prior year, the annual Consumer Price Index
(CPI) Adjustment or the sum offered by the Company's Board of Directors after taking into account corporate and individual performance, the Company's prospects and general business conditions. Third, they provide that all unvested options under the agreements vest and become immediately exercisable upon the occurrence of a "change of control" of the Company. A "change of control" is defined as a merger, asset sale, tender offer or other substantial change in voting control, or the election of a new majority of the Board of Directors or of three or more Directors whose election is opposed by a majority of the Board. Fourth, they provide that, upon death, disability or termination of employment of the executive, such executive and/or his heirs and legal representatives have the option to exercise all stock options vested at the time of death, disability or termination of employment, for a one-year period thereafter, or until the expiration of the stated term of such option, whichever period is shorter. Any stock option not exercisable upon death or disability or the effective date of termination of employment would be forfeited. Finally, the agreements provide for CPI adjustments, restrictive covenants and confidentiality and other protections of the type generally included in employment agreements for members of senior management.


AUGUSTINE Y. CHEUNG

         Under its agreement with the placement agent that conducted the Company's private placement consummated on January 31, 2000, Celsion was required to enter into a three-year employment agreement with Augustine Y. Cheung, the Company's President, Chief Executive Officer and Chief Scientific Officer, in order to encourage continuity of management.

         The executive employment agreement between the Company and Dr. Cheung, effective January 1, 2000, provides for an annual salary of $240,000 per year, renewable annually. In addition, the agreement granted Dr. Cheung a bonus option (not subject to performance conditions) to purchase up to 300,000 shares of common stock, at an exercise price of $1.20, which is equal to the average closing price of the Company's common stock during the Company's fiscal quarter ended December 31, 1999. These options became fully vested on October 1, 2002.

         Dr. Cheung's employment agreement also granted him performance-based options to purchase up to a maximum of 700,000 shares of common stock, at exercise prices ranging from $0.80 to $1.60 per share, upon achievement of five specified corporate milestones, and subject to restrictions comparable to those imposed on annual bonus compensation shares. Those performance objectives
included obtaining  final  FDA  approval  for  Company  products,   consummating
alliances with strategic marketing and distribution partners, and attaining annual pre-tax earnings of at least $1,000,000 for the Company.

         In May 2002, the Company and Dr. Cheung amended his employment agreement and, as part of that amendment, agreed to cancel all the options to purchase common stock originally granted to him pursuant to the employment agreement. In exchange, the Company granted Dr. Cheung (1) a bonus option to purchase 800,000 shares of common stock at an exercise price of $0.64 per share, which vests at intervals until March 31, 2004, and (2) a performance-based option to purchase 50,000 shares of common stock at an exercise price of $0.76 per share, exercisable only if certain corporate milestones are reached during his employment.


ANTHONY P. DEASEY

         In November 2000, Celsion entered into a three-year employment agreement with Anthony P. Deasey, currently the Executive Vice President - Finance and Chief Financial Officer of the Company. Mr. Deasey's agreement provides for an annual salary of $200,000. The agreement also provided for performance-based incentive options to purchase up to 400,000 shares of common stock, exercisable only if certain corporate milestones are reached during his employment, at exercise prices ranging from $1.4375 to $2.0125. In addition, the agreement granted Mr. Deasey a bonus option (not subject to performance conditions) for the purchase of 500,000 shares of common stock at a purchase price of $1.4375 per share, which vested at intervals until November 27, 2002.

         In May 2002, the Company and Mr. Deasey amended his employment agreement and, as part of that amendment, agreed to cancel all the options to purchase common stock originally granted to him pursuant to the employment agreement. In exchange, the Company granted Mr. Deasey (1) a bonus option to purchase 665,000 shares of common stock at an exercise price of $0.64 per share, which vests at intervals until March 31, 2004, and (2) a performance-based option to purchase 135,000 shares of common stock at an exercise price of $0.76 per share, exercisable only if certain corporate milestones are reached during his employment.


JOHN MON

         In June 2000, Celsion entered into a three-year employment agreement with John Mon, a Director and Vice President - New Business Development, Secretary, Treasurer and General Manager of the Company. Mr. Mon's agreement provides for an annual salary of $100,000, renewable annually. Mr. Mon's agreement also provided for performance-based incentive options to purchase up to 250,000 shares of common stock, exercisable only if certain corporate milestones are reached during his employment, on terms similar to those governing the incentive options provided to Dr. Cheung. In addition, the agreement granted Mr. Mon a bonus option (not subject to performance conditions) for the purchase of 50,000 shares of common stock at a price of $2.75 per share.

         In May 2002, the Company and Mr. Mon amended his employment agreement and, as part of that amendment, agreed to cancel all the options to purchase common stock originally granted to him pursuant to the employment agreement. In exchange, the Company granted Mr. Mon (1) a bonus option to purchase 185,000 shares of common stock at an exercise price of $0.64 per share, which vests at intervals until March 31, 2004, and (2) a performance-based option to purchase 65,000 shares of common stock at an exercise price of $0.76 per share, exercisable only if certain corporate milestones are reached during his employment.


DANIEL S. REALE

         In April 2001, Celsion entered into a three-year employment agreement with Daniel S. Reale, currently Executive Vice President and President - BPH Division. Mr. Reale's agreement provides for an annual salary of $200,000. The agreement also provided for performance-based incentive options to purchase up to 400,000 shares of common stock, exercisable only if certain corporate milestones were reached during his employment, at exercise prices ranging from $1.12 to $1.52. In addition, the agreement granted Mr. Reale a bonus option (not subject to performance conditions) for the purchase of 500,000 shares of common stock at a purchase price of $1.03 per share, subject to vesting at intervals until April 9, 2003.

         In May 2002, the Company and Mr. Reale amended his employment agreement and, as part of that amendment, agreed to cancel all the options to purchase common stock originally granted to him pursuant to the employment agreement. In exchange, the Company granted Mr. Reale (1) a bonus option to purchase 665,000 shares of common stock at an exercise price of $0.64 per share, which vests at intervals until March 31, 2004, and (2) a performance-based option to purchase 135,000 shares of common stock at an exercise price of $0.76 per share, exercisable only if certain corporate milestones are reached during his employment.


         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

         The following Report of the Compensation Committee does not constitute soliciting material and should not be deemed to be filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this Report or the performance graph by reference therein.

         The Compensation Committee is responsible for establishing and administering the compensation policies applicable to the Company's officers and key personnel, for recommending compensation arrangements to the Board of Directors and for evaluating the performance of senior management.

         The Compensation Committee and the Board have adopted the following executive compensation approaches:

EXECUTIVE COMPENSATION PHILOSOPHY

         The Company attempts to design executive compensation to achieve two principal objectives. First, the program is intended to be fully competitive so that the Company may attract, motivate and retain talented executives. Second, the program is intended to create an alignment of interests between the Company's executives and stockholders such that a significant portion of each executive's compensation varies with business performance.

         The Committee's philosophy is to pay competitive annual salaries, coupled with an incentive system which, through stock compensation, provides more than competitive total compensation for superior performance reflected in increases in the Company's stock price. Based on assessments by the Board and the Committee, the Committee believes that the Company's compensation program for its senior executive officers has the following characteristics that serve to align executive interests with long-term stockholder interests:

    -  Emphasizes "at risk" pay such as options and grants of restricted stock;

    - Emphasizes long-term compensation through options and restricted stock awards; and

    - Rewards financial results and promotion of Company objectives rather than individual performance against individual objectives.


ANNUAL SALARIES

         Salary ranges and increases for executives are established annually based on competitive data. Within those ranges, individual salaries vary based upon the individual's work experience, performance, level of responsibility, impact on the business, tenure and potential for advancement within the organization. Annual salaries for newly hired executives will be determined at the time of hire, taking into account the above factors other than tenure.


LONG-TERM INCENTIVES

         The grant of restricted stock or options to key employees encourages equity ownership and closely aligns management interests with the interests of stockholders. The amount and nature of any option or restricted stock award is determined by the Committee on a case by case basis, depending upon the individual's perceived future benefit to the Company and the perceived need to provide additional incentive to align performance with the objectives of the stockholders.


                                           Members of the Compensation Committee

                                           Max E. Link
                                           Claude Tihon
                                           Kris Venkat


           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Until the resignation of Spencer J. Volk as a Director of the Company on October 4, 2001, Mr. Volk, together with Dr. Max E. Link and Dr. Claude Tihon constituted the Compensation Committee. Mr. Volk has been replaced as a member of the Compensation Committee by Dr. Kris Venkat.

         No interlocking relationships exist between the members of the Compensation Committee or the Board of Directors and the members of any other company's board of directors or compensation committee. Prior to his resignation on October 4, 2001, Mr. Volk, who had served as President and Chief Executive Officer, was party to an employment agreement with the Company. Mr. Volk previously had made loans and advances to the Company, which were repaid through conversion into common stock. New employment agreements with Dr. Cheung and Mr. Volk, entered into in January 2000 and amended in March 2001 and, in the case of Dr. Cheung, May 2002, were reviewed by the Compensation Committee and approved by the full Board, with neither Dr. Cheung nor Mr. Volk participating in the deliberations concerning his agreement. The Compensation Committee believes that the compensation arrangements for Dr. Cheung serve and, while in effect the compensation arrangements with Mr. Volk served, to align their respective interests with those of the stockholders.

                              CERTAIN TRANSACTIONS

         In August 2001, the Company entered into an Advisory Agreement with Dr. Kris Venkat, one of its Directors, pursuant to which Dr. Venkat is to provide at least 60 days of consulting services per year to the Company for an initial term of two years. Such consulting services are in addition to Dr. Venkat's services as a Director and include providing (i) strategic business and tactical advice to the Company regarding its development, management and personnel, (ii) assistance with the Company's heat-activated liposome business, (iii) assistance with developing a financial strategy and securing additional capital and/or financing, and (iv) identifying potential investors that meet the Company's objectives.

         As compensation for his consulting services, the Company is obligated to pay Dr. Venkat a fee of $60,000 per year during the term of the agreement. Upon prior approval by the Company, he will be paid an additional $1,000 per day for any time expended beyond 60 days. In addition to the fees, the agreement provides for performance-based incentive options to purchase up to 400,000 shares of common stock, exercisable only if certain corporate milestones are reached during the term of Dr. Venkat's consulting arrangement with the Company. The exercise price of such options ranges from $0.85 to $1.36 per share. The agreement also grants Dr. Venkat an option, not subject to performance conditions, for the purchase of 300,000 shares of common stock at a price of $0.68 per share, which became fully vested on August 1, 2002.

         All of Dr Venkat's unvested options (other than the performance-based options) would immediately vest and become exercisable if the Company terminates the agreement for any reason other than his breach of the agreement or his substantial failure to perform his duties under the agreement due to disability or his death. All of his unvested options (including the performance-based options) would also immediately vest upon a change of control of the Company. For purposes of Dr. Venkat's agreement, a change of control is defined as the change in beneficial ownership of 25% or more of the outstanding common stock of the Company, the change in a majority of the members of the Board, with none of the new members being approved by at least 75% of the members of the Board as of August 2000, the sale of substantially all of the assets of the Company, a transfer of all or substantially all of the Company's liposome business to a person that is not a subsidiary of the Company, or the Company's entry into a joint venture with regard to the liposome business in which the Company does not retain voting control.


                                PERFORMANCE GRAPH

         The information provided in the performance graph below does not constitute soliciting material and should not be deemed to be filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates such information by reference therein.

         The rules and regulations of the Securities and Exchange Commission require inclusion in this Proxy Statement of a line graph comparing the cumulative total stockholder return on the Company's common stock with the cumulative total return of (1) a broad equity market index that includes companies whose equity securities are traded on the same exchange as the Company's stock and (2) a published industry or line-of-business index.

         Since May 31, 2000, the Company's common stock has been listed on the American Stock Exchange (the "Amex"). Prior to that time it had traded on the Electronic Bulletin Board operated by The Nasdaq Stock Market, Inc. In light of this change, the performance graph compares the cumulative stockholder return on the Company's common stock, assuming an investment of $100 on September 30, 1997 and reinvestment of any dividends or other distributions, to cumulative returns, on a comparable basis, for the Amex Major Market Index and the Amex Healthcare Index.

         The Board of Directors recognizes that the market price of shares is influenced by many factors, only one of which is Company performance. The stock performance shown on the graph is not necessarily indicative of future price performance.

                      [OBJECT OMITTED - SEE ANALYSIS BELOW]



------------------------------------------------------------------------------------------------------------------------------
        Total Return Analysis
                                         9/30/97       9/30/98        9/30/99        9/30/00       9/30/01        9/30/02
------------------------------------------------------------------------------------------------------------------------------
        Celsion Corporation            $ 100.00     $  30.12        $  82.82        $ 232.29      $  48.55        $  38.08
------------------------------------------------------------------------------------------------------------------------------
        Amex Healthcare Index          $ 100.00     $  78.96        $  86.22        $ 190.85      $ 125.67        $  61.22
------------------------------------------------------------------------------------------------------------------------------
        Amex Major Market Index        $ 100.00     $ 105.75        $ 132.76        $ 127.50      $ 115.31        $ 102.85
------------------------------------------------------------------------------------------------------------------------------

 Source: CTA Public Relations www.ctapr.com (303) 665-4200. Data from BRIDGE Information Systems, Inc.
                                    -------------



           PROPOSAL 2: RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

         The Audit Committee has appointed, and the Board of Directors has ratified the appointment of, Stegman & Company ("Stegman") as the independent public accountants of the Company to audit its financial statements for the fiscal year ending September 30, 2003, and requests stockholder ratification of such selection. Stegman served as the Company's independent accountants for the 2002 fiscal year, and has advised the Company that neither Stegman nor any of its members has, or has had in the past three years, any financial interest in the Company or any relation to the Company other than as auditors and accountants.

         Stockholder ratification of the selection of Stegman as the Company's independent public accountants is not mandated by the Company's Bylaws or other applicable legal requirements. However, the Board is submitting the selection of Stegman to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection of Stegman, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board, in their discretion, may direct the appointment of a different independent accounting firm at any time during the year upon a determination that such a change would be in the best interests of the Company and its stockholders.


AUDIT FEES

         The aggregate fees billed for professional services rendered by Stegman for the audit of the Company's annual financial statements and for reviews of the quarterly financial statements included in the Company's Forms 10-Q during the Company's fiscal year ended September 30, 2002 were $38,750.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         There were no fees billed to the Company for financial information systems design and implementation services by Stegman for the Company's fiscal year ended September 30, 2002 because no such services were rendered by Stegman for the Company.


ALL OTHER FEES

         The aggregate fees billed by Stegman for services to the Company, other than the audit and review services described above for the Company's fiscal year ended September 30, 2002, were $6,075, which includes the preparation of the Company's federal and state tax returns.


AUDIT COMMITTEE DETERMINATION

         Because the services other than audit services rendered by Stegman were not material in nature or amount of fees, the Audit Committee believes that the provision of these services is compatible with maintenance of Stegman's independence from the Company.


SERVICES BY EMPLOYEES OF STEGMAN & COMPANY

         No part of Stegman's engagement to audit the Company's financial statements for the fiscal year ended September 30, 2002 was attributable to work performed by persons other than Stegman's full-time permanent employees.

         Representatives of Stegman are expected to be present at the Meeting, will be given the opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.


RECOMMENDATION

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO RATIFY THE SELECTION OF STEGMAN & COMPANY AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2003.


                STOCKHOLDER PROPOSALS FOR THE 2003 ANNUAL MEETING

         Stockholders may submit proposals appropriate for stockholder action at the Company's annual meeting to be held in 2004, consistent with the regulations of the Securities and Exchange Commission and the Company's Bylaws. For proposals to be considered for inclusion in the Proxy Statement for the 2004 annual meeting, stockholder proposals must be received by the Company no later than September 13, 2003. Such proposals should be directed to Celsion
Corporation,   10220-I  Old  Columbia  Road,  Columbia,  Maryland,   21046-1705,
Attention: Mr. John Mon, Secretary.


                                 OTHER BUSINESS

         The Directors of the Company are not aware of any business to be acted upon at the Meeting, other than described herein. It is not anticipated that other matters will be brought before the Meeting. If, however, other matters are duly brought before the Meeting, or any adjournments or postponements thereof, the persons appointed as proxies will have discretion to vote or act thereon according to their best judgment.

                                 COMPANY REPORTS

         The Company's Annual Report on Securities Exchange Commission Form 10-K for the fiscal year ended September 30, 2002, which contains audited financial statements for that fiscal year is being sent to stockholders along with this Proxy Statement and is incorporated herein by reference.

         Additional copies of the Company's Annual Report on Form 10-K, as filed with the Securities and Exchange Commission (but excluding exhibits), may be obtained without charge, upon written request directed to the Corporate Secretary, Celsion Corporation, 10220-I Old Columbia Road, Columbia, Maryland 21046-1705.


By Order of the Board of Directors

/s/ John Mon
-------------------------------------
    John Mon
    Secretary



January 10, 2003

                                                                     APPENDIX A

                                     CHARTER

                             OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS
                                       OF

                               CELSION CORPORATION

         The Board of Directors (the "Board") of Celsion Corporation (the "Corporation") has determined that the Audit Committee of the Board shall assist the Board in fulfilling certain of the Board's oversight responsibilities. The Board hereby adopts this charter to establish the governing principles of the Audit Committee.

I.  ROLE OF THE AUDIT COMMITTEE

         The role of the Audit Committee is to act on behalf of the Board in fulfilling the following responsibilities of the Board:

         A. To oversee all material aspects of the Corporation's reporting, control and audit functions, except those that are specifically related to the responsibilities of another committee of the Board;

         B. To monitor the independence and performance of the Corporation's independent accountants; and

         C. To provide a means for open communication among the Corporation's independent accountants, financial and senior management, the internal audit department and the Board.

II.  COMPOSITION OF THE AUDIT COMMITTEE

         A. The Board shall designate the members of the Audit Committee at the Board's annual organizational meeting and the members shall serve until the next such meeting or until their successors are designated by the Board.

         B. The Audit Committee shall consist of at least three members but no more than six members who are free of any relationship that, in the opinion of the Board, would interfere with their exercise of independent judgment as committee members. Committee members shall have basic understanding of finance and accounting and shall be able to read and understand financial statements. One member of the Committee shall have accounting or related financial management experience. In addition, the members of the Audit Committee shall meet the requirements of the rules of the principal market or transaction reporting system on which the Corporation's securities are traded or quoted (i.e., New York Stock Exchange, American Stock Exchange or the Nasdaq Stock Market).

III.  MEETINGS OF THE AUDIT COMMITTEE

         The Audit Committee shall meet at least four times annually, or more frequently as circumstances may require. The Chair of the Audit Committee shall be responsible for meeting with the independent accountants at their request to discuss the interim financial statements.

IV.  RESPONSIBILITIES OF THE AUDIT COMMITTEE

         The Audit Committee shall have the responsibility with respect to:

         A.   The Corporation's Risks and Control Environment:

              - To discuss with the Corporation's management, independent accountants and internal audit department the integrity of the Corporation's financial reporting processes and controls, particularly the controls in areas representing significant financial and business risks;

              - To review and update periodically a code of ethical conduct and review the Corporation's procedures to enforce compliance with the code; and

              - To investigate any matter brought to its attention within the scope of its duties.

          B.  The Corporation's Independent Accountants:

              - To evaluate annually the effectiveness and objectivity of the Corporation's independent accountants and recommend to the
                  Board the engagement or replacement of the independent accountants;

              - To ensure that the Audit Committee receives annually from the Corporation's independent accountants a formal written report describing completely the relationships between the independent accountants and the Corporation that the independent accountants are required to provide to the Audit Committee, to actively engage in a dialogue with the independent accountants about any relationships between the independent accountants and the Corporation or any services that the independent accountants provide or propose to provide that may impact upon the objectivity and independence of the independent accountants and to take, or recommend that the Board take, appropriate action to oversee the independence of the independent accountants;

              -   To  have  a  relationship  with  the  independent  accountants because of the ultimate responsibility of the independent accountants to the Board and the Audit Committee, as representatives of the shareholders; and

              - To approve the fees and other compensation paid to the independent accountants.

          C.  The Corporation's Financial Reporting Process:

              - To oversee the Corporation's selection of and major changes to its accounting policies;

              - To meet with the Corporation's independent accountants and financial management both to discuss the proposed scope of the audit and to discuss the conclusions of the audit, including any items that the independent accountants are required by auditing standards to discuss with the Audit Committee, such as, any significant changes to the Company's accounting policies, the integrity of the Corporation's financial reporting process and any proposed changes or improvements in financial, accounting or auditing practices;

              - To discuss with the Corporation's financial management and independent accountants the Corporation's annual results and, when appropriate, the interim results before they are made public;

              -   To  review  and  discuss  with  the  Corporation's   financial
                  management and independent accountants the Corporation's audited financial statements and, when appropriate, the Corporation's interim financial statements, before they are made public; and

              -   To issue for public  disclosure by the  Corporation the report
                  required  by  the  rules  of  the   Securities   and  Exchange
                  Commission.

          D.  The Corporation's Internal Audit Process:

              - To review, assess and approve the charter for the internal audit department;

              - To review and approve the annual internal audit plan of, and any special projects to be undertaken by, the internal audit department;

              - To discuss with the internal audit department any changes to, and the implementation of, the internal audit plan and any special projects and discuss with the internal audit department the results of the internal audits and any special projects; and

              -   To  oversee  the  activities,   organizational  structure  and
                  qualifications of the internal audit department.

          E.  Other Matters

              - To review and update periodically this charter of the Audit Committee;

              - To review reports and any financial information submitted by the Corporation to a government body or the public;

              - To report to the Board the matters discussed at each meeting of the Audit Committee;

              -   To keep an open line of  communication  with the financial and
                  senior   management,   the  internal  audit  department,   the
                  independent accountants and the Board; and

              - To retain, at the Corporation's expense, special legal, accounting or other consultants or experts it deems necessary in the performance of its duties.

                                   PROXY CARD
             IN CONNECTION WITH 2003 ANNUAL MEETING OF STOCKHOLDERS


                               CELSION CORPORATION
                            10220-I OLD COLUMBIA ROAD
                          COLUMBIA, MARYLAND 21046-1705

         THE UNDERSIGNED HEREBY APPOINTS AUGUSTINE Y. CHEUNG AND JOHN MON, AND EITHER OF THEM, AS PROXIES WITH FULL POWERS OF SUBSTITUTION AND RESUBSTITUTION, TO VOTE ALL SHARES OF THE COMMON STOCK OF CELSION CORPORATION (THE "COMPANY") WHICH THE UNDERSIGNED IS ENTITLED TO VOTE AT THE ANNUAL MEETING OF STOCKHOLDERS OF THE COMPANY TO BE HELD ON TUESDAY, FEBRUARY 18, 2003 AND AT ANY RESCHEDULING, ADJOURNMENT OR POSTPONEMENT THEREOF (THE "MEETING"), UPON THE ITEMS DESCRIBED IN THE PROXY STATEMENT. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF NOTICE OF THE ANNUAL MEETING AND THE PROXY STATEMENT.


A.  ELECTION OF DIRECTORS  (PROPOSAL NO. 1)

    [  ]  FOR the nominee listed below            [  ]  WITHHOLD AUTHORITY for
                                                        the nominee listed below

          Nominee: Gary W. Pace

INSTRUCTION: To withhold authority to vote for the nominee, either strike through the nominee's name listed above or check the appropriate box set forth above.

B. PROPOSAL TO RATIFY THE APPOINTMENT OF STEGMAN & COMPANY AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2003 (PROPOSAL NO. 2)


                                          FOR        AGAINST       ABSTAIN


                                          [ ]          [ ]           [ ]


C.  DISCRETIONARY AUTHORITY

         In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED HEREIN. IF NO INSTRUCTIONS ARE GIVEN, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED "IN FAVOR" OF PROPOSALS NO. 1 AND NO. 2 AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO OTHER MATTERS.


PLEASE DATE AND SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS HEREON.


_____________________________        _______________________________________
Date                                Signature of Owner

                                    _______________________________________
                                    Additional Signature of Joint Owner (if any)

If stock is jointly held, each joint owner should sign. When signing as attorney-in-fact, executor, administrator, trustee, guardian, corporate officer or partner, please give full title.

TO VOTE IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS, JUST SIGN, DATE AND RETURN THIS PROXY--NO BOXES NEED BE CHECKED.